UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2025
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LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd., Suite 700, Lehi, Utah 84043
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (801) 432-9000

_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
LifeVantage Corporation (the “Company”) held its fiscal year 2026 annual meeting of stockholders on November 6, 2025 (the “Annual Meeting”). Of the 12,691,009 shares of the Company’s common stock outstanding as of the record date, 9,571,454 shares, or 75.41% were represented at the Annual Meeting either in person or by proxy. The following proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting:
1. To elect the following seven director nominees to the Company’s board of directors to hold office until the Company’s fiscal year 2027 annual meeting of stockholders or until their respective successors are elected and qualified:

Mr. Rajendran Anbalagan	Mr. Dayton Judd
Mr. Michael A. Beindorff	Ms. Cynthia Latham
Mr. Steven R. Fife	Mr. Darwin K. Lewis
Mr. Raymond B. Greer
2. To approve, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers;
3. To ratify the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2026; and
4. To approve an amendment to the 2017 Long-Term Incentive Plan.
The proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2025.
The final voting results of each proposal were as follows:
Proposal 1 – Election of Directors.
The Company’s stockholders elected each of the seven director nominees listed above to the Company’s board of directors (the “Board”) to serve until the Company’s fiscal year 2027 annual meeting of stockholders or until their respective successors are elected and qualified. Votes cast were as follows:

	For	Against	Abstain	Broker Non-Votes
Mr. Rajendran Anbalagan	7,559,064	102,322	36,420	1,873,648
Mr. Michael A. Beindorff	5,494,579	2,169,807	33,420	1,873,648
Mr. Steven R. Fife	7,634,222	31,187	32,397	1,873,648
Mr. Raymond B. Greer	5,715,100	1,949,855	32,851	1,873,648
Mr. Dayton Judd	6,961,169	703,786	32,851	1,873,648
Ms. Cynthia Latham	7,463,640	191,438	42,728	1,873,648
Mr. Darwin K. Lewis	5,640,894	1,999,965	56,947	1,873,648

Proposal 2 – Approval, on an Advisory Basis, of a Resolution Approving the Compensation of the Company’s Named Executive Officers.
The Company’s stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
7,420,820	246,406	30,580	1,873,648
Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026. Votes cast were as follows:

For	Against	Abstain
9,539,267	30,720	1,467
Proposal 4 – Approval of an Amendment to the Company’s 2017 Long-Term Incentive Plan.
The Company’s stockholders approved the amendment to the Company’s 2017 Long-Term Incentive Plan. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
5,382,441	2,308,926	6,439	1,873,648

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 2025	LIFEVANTAGE CORPORATION By: /s/ Steven R. Fife Name: Steven R. Fife Title: President and Chief Executive Officer